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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 26, 2003


                                KCS ENERGY, INC.
             (Exact name of registrant as specified in its charter)


               Delaware                   001-13781               22-2889587
    (State or other jurisdiction of      (Commission          (I.R.S. Employer
            incorporation)               File Number)        Identification No.)

    5555 San Felipe Road, Suite 1200
            Houston, Texas                                          77056
(Address of principal executive offices)                          (Zip Code)

                                 (713) 877-8006
               Registrant's telephone number, including area code

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)




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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)  EXHIBITS.

             Exhibit 99.1 KCS Energy, Inc. Press Release dated November 26, 2003 announcing the closing of the sale of 6,000,000 shares of common stock.

ITEM 9. REGULATION FD DISCLOSURE.

        On November 26, 2003, KCS Energy, Inc. announced that it has closed its previously announced sale of 6,000,000 shares of common stock. A copy of the press release announcing the closing is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

        In accordance with General Instruction B.2. of Form 8-K, the foregoing information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   KCS Energy, Inc.


Date: November 26, 2003                            /s/ Frederick Dwyer
                                                   -----------------------------
                                                   Frederick Dwyer
                                                   Vice President, Controller
                                                   and Secretary




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                                  EXHIBIT INDEX


EXHIBIT        DESCRIPTION
-------        -----------

     99.1 KCS Energy, Inc. Press Release dated November 26, 2003 announcing the closing of the sale of 6,000,000 shares of common stock.